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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





      Date of Report (Date of Earliest Event Reported): February 16, 2001
                                                        -----------------



                          Insurance Auto Auctions, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Illinois                      0-19584                95-3790111
           --------                      -------                ----------
      (State or Other            (Commission File Number)      (IRS Employer
Jurisdiction of incorporation)                               Identification No.)





          850 East Algonquin Road, Suite 100, Schaumburg, IL   60173-3855
         ---------------------------------------------------   -----------
              (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code (847) 839-3939
                                                           --------------


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ITEM 5.    OTHER EVENTS.


On February 16, 2001, Insurance Auto Auctions, Inc. (the "Company") issued a press release announcing a recent investment by ValueAct Capital Partners, L. P., which is attached hereto as Exhibit 99.1 and incorporated by reference herein. The Company also entered into a Shareholder Agreement, dated as of February 15, 2001, with ValueAct Capital Partners, L.P.,Value Act Capital Partners II, L.P., VA Partners, LLC, Peter H. Kamin, George F. Hamel and Jeffrey
W. Ubben (the "Shareholder Agreement"). A copy of the Shareholder Agreement is attached as Exhibit 99.2 hereto and is incorporated by reference herein.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INSURANCE AUTO AUCTIONS, INC.

                                                  By: /s/ Gaspare G. Ruggirello
                                                      --------------------------
                                                         Gaspare G. Ruggirello
                                                         Vice President, General
                                                         Counsel and Secretary


Dated:  February 16, 2001




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                                 EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

   99.1                Press Release dated February 16, 2001.

   99.2 Shareholder Agreement dated as of February 15, 2001, among Insurance Auto Auctions, Inc., ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., VA Partners, LLC, Peter H. Kamin, George F. Hamel and Jeffrey W. Ubben.